EXHIBIT 10.24
                     SUBROGATION AND CONTRIBUTION AGREEMENT


                                      AMONG


                              STAT HEALTHCARE, INC.
                                 OLD STAT, INC.
                            STAT DIALYSIS CORPORATION
                           STAT MANAGEMENT CORPORATION
                              STAT PHYSICIANS, P.A.
                                       AND
                    SOUTH TEXAS ACUTE TRAUMA PHYSICIANS, P.A.





                                 AUGUST 29, 1996

SUBROGATION AND CONTRIBUTION AGREEMENT
August 29, 1996
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                     SUBROGATION AND CONTRIBUTION AGREEMENT


         THIS SUBROGATION AND CONTRIBUTION AGREEMENT (this "AGREEMENT") is made and entered into, effective as of August 29, 1996 among STAT HEALTHCARE, INC., a Delaware corporation (the "COMPANY"), OLD STAT, INC., a Delaware corporation, STAT DIALYSIS CORPORATION, a Delaware corporation, STAT MANAGEMENT CORPORATION, a Delaware corporation, STAT PHYSICIANS, P.A., a Texas professional association, and SOUTH TEXAS ACUTE TRAUMA PHYSICIANS, P.A., a Texas professional association (the "GUARANTORS").


                                R E C I T A L S:

         WHEREAS the Company, Southwest Bank of Texas, N.A., individually and as Agent ("AGENT"), and The Boatmen's National Bank of St. Louis (together with the Agent, the "Lenders"), made and entered into that certain Credit Agreement of even date herewith (the "CREDIT AGREEMENT"), pursuant to which, upon the terms and conditions stated therein, the Lenders agree to make loans to the Company;

         WHEREAS, on even date herewith, the Guarantors are executing a Guaranty Agreement in favor of the Agent (such agreement, as may from time to time be amended or supplemented, being hereinafter call the "Guaranty");

         WHEREAS the Lenders have conditioned their respective obligations under the Credit Agreement upon the execution and delivery by the Company and the Guarantors of this Agreement, and the Company and the Guarantors have agreed to enter into this Agreement;

         NOW, THEREFORE, in order to comply with the terms and conditions of the Credit Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Each capitalized term used, but not defined, herein shall have the meaning assigned such term in, or by reference in, the Credit Agreement or the Guaranty .

         2. (a) If any Guarantor makes a payment in respect of the Obligations, it shall be subrogated to the rights of the Lenders (or any other payee) against the Company with respect to such payment and shall have the rights of contribution set forth below against the other Guarantors; PROVIDED that such Guarantor shall not enforce its rights to any payment by way of subrogation or by exercising its rights of contribution until all the Obligations shall have been paid in full. If any Guarantor makes a payment in respect of the Obligations so that the amount of its then current Net

SUBROGATION AND CONTRIBUTION AGREEMENT
August 29, 1996
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Payments is less than the amount of its then current Contribution Obligation, any Guarantor making such proportionately smaller payment shall, when permitted by the preceding sentence, pay to the other Guarantors an amount such that the Net Payments made by the Guarantors in respect of the Obligations shall be shared among the Guarantors pro rata in proportion to their respective Contribution Percentage. If any Guarantor receives any payment by way of subrogation or contribution so that the amount of its then current Net Payments is greater than the amount of its then current Contribution Obligation, the Guarantor receiving such proportionately greater payment shall, when permitted by the second preceding sentence, pay to the other Guarantors an amount such that the Net Payments received by the Guarantors shall be shared among the Guarantors PRO RATA in proportion to their respective Contribution Percentage. If any Guarantor makes a payment in respect of the Obligations so that the amount of its then current Net Payments is greater than the amount of its then current Contribution Obligation, any Guarantor making such proportionately larger payment shall, when permitted by the third preceding sentence, receive from the other Guarantors an amount such that the Net Payments made by the Guarantors in respect of the Obligations shall be shared among the Guarantors pro rata in proportion to their respective Contribution Percentage.

         (b) As used herein, the term "CONTRIBUTION OBLIGATION" shall mean an amount equal, at any time and from time to time and for each respective Guarantor, to the product of (i) the Contribution Percentage set forth opposite such Guarantor's name on Annex I hereto, times (ii) the sum of all payments made previous to or at the time of calculation by all Guarantors in respect of the Obligations (less the amount of any such payments previously returned to any Guarantor by operation of law or otherwise, but not including payments received by any Guarantor by way of its rights of subrogation and contribution hereunder). Notwithstanding anything to the contrary contained in this Section or in this Agreement, no liability or obligation of any Guarantor that shall accrue pursuant to this Agreement shall be paid nor shall it be deemed owed pursuant to this Agreement until all of the Obligations shall be paid in full.

         (c) As used herein, the term "NET PAYMENTS" shall mean an amount equal, at any time and from time to time and for each respective Guarantor, to the difference of (i) the sum of all payments made previous to or at the time of calculation by such Guarantor in respect to the Obligations and in respect of its obligations contained in this Agreement, less (ii) the sum of all such payments previously returned to such Guarantor by operation of law or otherwise and including payments received by such Guarantor by way of its rights of subrogation and contribution hereunder.

         (d) As used herein, the term "CONTRIBUTION PERCENTAGE" shall mean, for any applicable date as of which such percentage is being determined an amount equal to the quotient of (i) the Net Worth of such Guarantor as of such date, divided by (ii) the sum of the Net Worth of all the Guarantors as of such date. The amount set forth opposite each Guarantor's name on Annex I hereto was calculated and agreed to among the Company and the Guarantors to be the Contribution Percentage in effect on the date hereof.


SUBROGATION AND CONTRIBUTION AGREEMENT
August 29, 1996
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         (e) As used herein, the term "NET WORTH" shall mean for any Guarantor, calculated on and as of any applicable date on which such amount is being determined, the difference between (A) the sum of all such Guarantor's property, at a fair valuation and as of such date, MINUS (B) the sum of all such Guarantor's debts, at a fair valuation and as of such date, excluding the Obligations.

         3. Each party hereto represents and warrants to each other party hereto and to their respective successors and permitted assigns that the execution, delivery, and performance by such party of this Agreement are within such party's powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any Governmental Authority and do not contravene, or constitute a default under, any provision of any applicable law or of the organizational documents of such party or of any material agreement, judgment, injunction, order, decree, or other instrument binding upon such party, or result in the creation or imposition of any Lien on any asset of such party.

         4. No failure or delay by any Guarantor in exercising any right, power, or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies herein provided shall be cumulative and non-exclusive of any rights or remedies provided by law.

         5. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the parties hereto and consented to by each of the Guarantor and the Lenders.

         6. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         7. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

         8. SUBMISSION TO JURISDICTION; SERVICE. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, THE NOTES, OR THE SECURITY INSTRUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF TEXAS, HOUSTON DIVISION, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HERETO ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH OF THE PARTIES HERETO

SUBROGATION AND CONTRIBUTION AGREEMENT
August 29, 1996
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IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING BUT NOT LIMITED TO, ANY OBJECTION TO
THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT
MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

         9. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall become effective when a counterpart hereof shall have been signed by all the parties hereto.



SUBROGATION AND CONTRIBUTION AGREEMENT
August 29, 1996
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         IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered by its duly authorized officer on the day and year first above written.

BORROWER:                                STAT HEALTHCARE, INC.


                                         By:
                                                  Ned E. Chapman
                                                  Chief Financial Officer

GUARANTORS:                              OLD STAT, INC.


                                         By:
                                                  Ned E. Chapman
                                                  Chief Financial Officer

                                         STAT DIALYSIS CORPORATION


                                         By:
                                                  Ned E. Chapman
                                                  Secretary

                                         STAT MANAGEMENT CORPORATION


                                         By:
                                                  Ned E. Chapman
                                                  Secretary

                                         STAT PHYSICIANS, P.A.


                                         By:
                                                  Victor Miranda, M.D.
                                                  President



SUBROGATION AND CONTRIBUTION AGREEMENT
August 29, 1996
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                                         SOUTH TEXAS ACUTE TRAUMA
                                                  PHYSICIANS, P.A.


                                         By:
                                                  William H. Rice, M.D.
                                                  President


SUBROGATION AND CONTRIBUTION AGREEMENT
August 29, 1996
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                                     ANNEX I
                                       TO
                     SUBROGATION AND CONTRIBUTION AGREEMENT


GUARANTOR                               CONTRIBUTION PERCENTAGE

OLD STAT, INC.                                     20%
STAT DIALYSIS CORPORATION                          30%
STAT MANAGEMENT CORPORATION                        10%
STAT PHYSICIANS, P.A.                              40%
SOUTH TEXAS ACUTE TRAUMA PHYSICIANS, P.A.           0%
                                                 -----
                                                  100%